Second Quarter Clinical and Financial Update August 11, 2020

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Introduction Brett Kaplan, M.D., Chief Financial Officer Overview Asa Abeliovich, M.D., Ph.D., CEO & Founder Clinical Update Jeffrey Sevigny, M.D., Chief Medical Officer Financial Update Brett Kaplan, M.D., Chief Financial Officer Q&A Call agenda

Overview Asa Abeliovich, M.D., Ph.D., CEO & Founder

Focused on our mission Phase 1/2 PROPEL trial for Parkinson’s with GBA1 mutations (PD-GBA) underway; PD-GBA affects >90K Americans Potential for rapid proof-of-concept for PR001 in neuronopathic Gaucher disease; PROVIDE trial planned to initiate enrollment in 2H 2020 Large Market & Near-Term Value Inflection for PR001 Potential disease-modifying targets identified based on human genetics Targeting genetically defined patient populations Gene delivery with AAV9 vector has a track record of efficacy and safety Precision Genetic Medicine Approach Increases POS PR006 IND active for frontotemporal dementia with GRN mutations (FTD-GRN) Phase 1/2 PROCLAIM trial on track to initiate enrollment in 2H 2020 Potential First-In-Class Gene Therapy for FTD-GRN Expertise in developing therapies for neurodegenerative diseases Additional genetically-validated targets in Parkinson’s, Alzheimer’s, ALS, FTD Leaders in gene therapy manufacturing and process development Excellence in CNS Gene Therapy

2017 2018 2019 2020 Rapid advancement to clinical stage OCTOBER 2017: Lab space secured in NYC AUGUST 2017: Seed financing and REGENXBIO license MAY 2018: REGENXBIO second agreement MARCH 2018: $75M Series A MAY 2019: PR001 PD-GBA IND active MARCH 2019: $50M Series B JUNE 2019: $125M IPO DECEMBER 2019: PR001 nGD IND active MARCH 2020: PR006 FTD-GRN IND active

Unique pipeline of potentially disease-modifying AAV9 gene therapies for neurodegenerative diseases

Programs	Indication	Approach	Stage of Development			
			Discovery	Preclinical	Phase 1/2	Pivotal
PR001	PD-GBA	*GBA1* Gene Transfer	IND Active			
PR001	Neuronopathic Gaucher disease	*GBA1* Gene Transfer	IND Active			
PR006	FTD-GRN	*GRN* Gene Transfer	IND Active			
PR004	Synucleinopathies	*GBA1* Gene Transfer + α-Synuclein Knockdown				

FTD granted by FDA for PR001 for the treatment of PD-GBA

ODD & RPDD granted by FDA for PR001 for the treatment of GD & nGD, respectively

ODD & FTD granted by FDA for PR006 for the treatment of FTD & FTD-GRN, respectively

Prevail owns worldwide commercial rights to all product candidates in the pipeline

FTD: Fast Track Designation; ODD: Orphan Drug Designation; RPDD: Rare Pediatric Disease Designation

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Second quarter business highlights

- Clinical development of PR001 advances
  - Two nGD patients dosed via compassionate use requests
  - Two PD-GBA patients enrolled in Phase 1/2 PROPEL trial
- Encouraging early data available from one nGD patient and one PD-GBA patient
  - In both patients CSF GCase levels were undetectable at baseline; normalized at ~3-4 months after PR001 administration
- No PR001-related AEs reported in the two nGD compassionate use patients
- One PD-GBA patient dosed with PR001 experienced SAEs that markedly resolved with additional immunosuppression
- Based on early clinical data PROPEL trial protocol amended and enrollment expected to continue in 2H 2020
- Study startup activities continuing for Phase 1/2 trials of PR001 for GD2 and PR006 for FTD-GRN
- Leadership team strengthened with new General Counsel

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Clinical Update Jeffrey Sevigny, M.D., Chief Medical Officer

PR001 program update

nGD Compassionate Use

- Two nGD patients administered PR001 following compassionate use requests
  - ~22-month-old GD2 patient dosed in January 2020 (as previously disclosed)
  - Additional nGD patient recently dosed

propel

- Two patients enrolled in PROPEL Phase 1/2 trial for PD-GBA
  - One patient received 1.4×10^{14} vg of PR001; second patient received sham procedure
- PROPEL enrollment expected to continue in 2H 2020

provide

- PROVIDE Phase 1/2 trial for Type 2 Gaucher disease anticipated to initiate enrollment in 2H 2020 progress

- Initiation of PROGRESS Phase 1/2 trial for Type 3 Gaucher disease postponed until additional clinical data from PROPEL and PROVIDE available

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Type 2 Gaucher compassionate use: early patient data

Background

- Type 2 Gaucher disease patient dosed with PR001 ($1.3x10^{14}$ vg) in Jan 2020 following compassionate use request
- Patient was ~22 months old at dosing

Biomarkers

- CSF GCase enzyme activity increased from undetectable at baseline to normal level at Month 4

	Day 0	Month 1	Month 4	Normal range (adult)
GCase activity in CSF (µmol/L/d)	Undetectable	1.0	4.7	1.1 - 8.1

Clinical Safety and Efficacy

- PR001 ICM administration well-tolerated; no AEs reported
- Patient clinically stable; no apparent worsening of the patient's neurological symptoms since PR001 administration
- Follow-up clinical assessments are planned

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PROPEL PD-GBA Phase 1/2 trial: early patient data

Background

- Two PD-GBA patients enrolled in PROPEL trial: one administered PR001; one received sham procedure
- Patient who received PR001 ($1.4x10^{14}$ vg) also diagnosed with Gaucher disease (*GBA1* mutations in both chromosomal copies)

Biomarkers

- CSF GCase enzyme activity increased from undetectable at baseline to normal level at ~Month 3

	Day 0	~Month 3	Normal range (adult)
GCase activity in CSF (μmol/L/d)	Undetectable	3.0	1.1 - 8.1

Clinical Safety and Efficacy

- PR001 ICM administration well-tolerated
- Patient did not complete protocol-specified immunosuppression regimen due to steroid intolerance
- Three months following PR001 administration, patient experienced SAEs presumed to be AAV9-immune mediated
  - SAEs were worsening of the patient's underlying hallucinations and orthostasis, and encephalitis (worsening of mental status and evidence of CSF inflammation)
  - MRI (with contrast) of brain and spinal cord showed no changes from baseline
- Patient's condition responded to additional immunosuppressive treatment; SAEs have markedly resolved

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PROPEL PD-GBA Phase 1/2 trial updates Protocol amendment endorsed by IDMC, discussed with and submitted to FDA Patient enrollment expected to continue in 2H 2020 Next biomarker and safety analysis on subset of patients by mid-2021 ü ü ü Amendment implemented to mitigate risk of AAV9-mediated immune reactions: Immunosuppression regimen modified by adding sirolimus and reducing corticosteroid dose and duration Trial converted to open-label design and sample size reduced to N=12 with removal of sham procedure Based on updated analytical methods with increased precision, dose levels of PR001 established to be: 1.4x1014 vg in low dose 2.8x1014 vg in high dose

Revised PR001 PD-GBA Phase 1/2 trial

Open label, ascending dose

propel

PD-GBA Patients

- Single or biallelic *GBA1* mutations
- Moderate to severe Parkinson's disease
- Stable background PD medication

Single ICM injection → *2 month biomarker readout* → *12 month clinical readout* → *5-year safety and clinical follow-up*

PR001 Low Dose (N=6)

PR001 High Dose (N=6)

- Safety and tolerability
- Key biomarkers: GCase, GluCer, GluSph (CSF and blood)
- Additional biomarkers: α-Synuclein, NfL, DAT SPECT, MRI
- Efficacy: MDS-UPDRS, cognition, ADLs

ICM: intra-cisterna magna; MDS-UPDRS: Movement Disorders Society Unified Parkinson's disease Rating Scale; ADLs: Activities of Daily Living; NfL: neurofilament light; DAT: Dopamine transporter; SPECT: single photon emission computed tomography

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Goal of PR001 treatment is to deliver the GBA1 gene to restore GCase activity in PD-GBA patients Source: Liu et al., Annals of Neurology 2016; Thaler et al., Parkinsonism and Related Disorders 2017 Pre-PR001 Treatment Goal of PR001 Treatment PR001 ~50% of healthy GCase PD-GBA ~75% of healthy GCase Upside of PR001 Treatment 100% of healthy GCase GCase Enzyme Activity (Illustrative)

PR001 Type 2 Gaucher disease Phase 1/2 trial
Open label

provide

Type 2 Gaucher Patients

- Infants 0-24 months old
- Biallelic *GBA1* mutations
- Neurological signs & symptoms consistent with Type 2 Gaucher disease
- Stable SoC background medications

Single ICM injection → *2 month biomarker readout* → *12 month clinical readout* → *5-year safety and clinical follow-up*

PR001 (Open label, N=15)

- Safety and tolerability
- Key biomarkers: GCase, GluCer, GluSph (CSF and blood)
- Time to clinical event (e.g., tracheostomy, PEG placement, death)
- Efficacy: behavior, cognition, gross motor, function, QoL

ICM: intra-cisterna magna; QoL: quality of life; SoC: standard of care; PEG: percutaneous endoscopic gastrostomy

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PR006 FTD-GRN Phase 1/2 trial
Open label, ascending dose

proclaim

FTD-GRN Patients

- 30-80 years old
- Single pathogenic *GRN* mutation
- Symptomatic disease stage
- Stable background medications

Single ICM injection → *2 month biomarker readout* → *12 month clinical readout* → *5-year safety and clinical follow-up*

PR006 Low Dose (N=5)

PR006 Mid Dose (N=5)

PR006 High Dose (N=5)

- Safety and tolerability
- Key biomarkers: progranulin, NfL, volumetric MRI
- Efficacy: CDR plus NACC FTLD; measures of behavior, cognition, language, function, QoL

ICM: intra-cisterna magna; NfL: neurofilament light chain; CDR plus NACC FTLD: Clinical Dementia Rating plus National Alzheimer's Coordinating Center Frontal Temporal Lobar Dementia; QoL: quality of life

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Financial Update Brett Kaplan, M.D., Chief Financial Officer

Second quarter 2020 financial update Cash (inclusive investment purchases) of $131.2 million as of June 30, 2020, as compared to $149.6 million as of March 31, 2020 Cash runway remains into first half of 2022 Cash Position R&D Expenses G&A Expenses $12.9 million for second quarter of 2020, compared to $12.0 million for second quarter of 2019 $9.2 million for second quarter of 2020, compared to $3.7 million for second quarter of 2019 Other Filed prospectus supplement for $75M ATM offering

Q&A